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                                                                   EXHIBIT 10.27

                  ASSIGNMENT, ASSUMPTION AND AMENDMENT OF THE
                       GRANCARE, INC. 401(k) SAVINGS PLAN


     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assignment") is made and
entered into as of January   , 1997, by and between GRANCARE, INC., a California
                           --
corporation (the "Assignor") and NEW GRANCARE, INC., a Delaware corporation (the "Assignee").

                              W I T N E S S E T H:
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     WHEREAS, the Assignor maintains the GranCare, Inc. 401(k) Savings Plan (the
"401(k) Plan") and its accompanying Trust Agreement;

     WHEREAS, the Assignor and Assignee have entered into a distribution agreement, dated as of September 3, 1996, whereby the Assignor will distribute on a certain date (the "Distribution Date") to its shareholders all of the outstanding shares of common stock of its wholly owned subsidiary, the Assignee (the "Distribution");

     WHEREAS, upon the Distribution Date, the Assignor wishes to assign all duties and obligations as the Primary Sponsor under the 401(k) Plan and the Assignee wishes to accept and assume such duties and obligations as Primary Sponsor of the 401(k) Plan; and

     WHEREAS, in connection with the Distribution, the Assignee wishes to clarify certain provisions of the 401(k) Plan.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.  Assignment of 401(k) Plan.  FOR VALUE RECEIVED, and in accordance with
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the terms of the 401(k) Plan, the Assignor assigns, grants, conveys, transfers and sets over to the Assignee, effective upon the Distribution Date, all rights and obligations of the Assignor under the 401(k) Plan, including any rights as policyholder of any insurance policies funding benefits under the 401(k) and the rights as Settlor of any trust established in connection with the Plan. The Assignor covenants, warrants and represents to the Assignee that (i) all representations and warranties made or deemed to be made on behalf of the Assignor under the 401(k) Plan are true and correct on and as of the Distribution Date, except as affected by the transactions contemplated in the 401(k) Plan, and (ii) the Assignor is not otherwise in default under the terms of the 401(k) Plan. This assignment is given for good and valuable consideration paid to the Assignor, the receipt and sufficiency of which consideration is hereby acknowledged, and is coupled with an interest, and therefore irrevocable.

     2.  Assumption of 401(k) Plan by Assignee.  FOR VALUE RECEIVED, the
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Assignee hereby accepts the foregoing assignment of the Assignor's rights and obligations under the 401(k) Plan. The Assignee agrees from and after the Distribution Date to timely pay, perform and discharge all obligations, covenants, stipulations and agreements of the Assignor under the
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401(k) Plan and hereby agrees to indemnify and save harmless the Assignor from any and all losses, damages, claims and expenses from liabilities arising out of any breach or default under the 401(k) Plan from and after the Distribution Date resulting from the failure of the Assignee to abide by and perform the same.

     3.  Amendment of Plan.  On the Distribution Date, all references to the
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term "Employer" within the 401(k) Plan shall be references to the Assignee.  For the purposes of vesting and the payment of benefits solely, the Distribution shall not constitute a termination of employment, as defined in Section 2.93 of the 401(k) Plan, so long as the participant remains continuously in the employ of the Assignee or its affiliates, and after the Distribution Date, contributions shall not be made by or on behalf of those participants who do not continue in the employ of the Assignee and its affiliates.

     4.   Governing Law.  This Assignment shall be governed and construed in
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accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have duly executed and sealed this Assignment as of the day and year first written above.


                                GRANCARE, INC., a California Company


                                By:
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                                      Print Name:
                                                 -----------------------
                                      Title:
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                                NEW GRANCARE, INC., a Delaware Company


                                By:
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                                      Print Name:
                                                 -----------------------
                                      Title:
                                            ----------------------------